UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                       March 28, 2008

NAVTEQ CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-21323	77-0170321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

425 W. Randolph Street

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02  Results of Operations and Financial Condition.

On March 28, 2008, NAVTEQ Corporation issued a press release announcing that the European Commission has initiated a Phase II review of Nokia’s pending acquisition of NAVTEQ.  A copy of the press release is filed hereto as Exhibit 99.1, and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by NAVTEQ Corporation on March 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: March 28, 2008	By:	/s/ David B. Mullen
David B. Mullen
Executive Vice President and
Chief Financial Officer

Index of Exhibits

Exhibit Number	Description

99.1	Press Release issued by NAVTEQ Corporation on March 28, 2008.